UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

______________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2009

BioScrip, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28740	05-0489664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 460-1600

________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry Into a Material Definitive Agreement.

On July 8, 2009, BioScrip, Inc., a Delaware corporation (the “Company”) entered into a Revolving Letter of Credit Agreement (the “LC Agreement”) with Bank of America, N.A. (the “Lender”) pursuant to which the Lender agreed to issue letters of credit for the account of the Company and its subsidiaries during the period from July 8, 2009 until July 8, 2010 (or such later date if extended pursuant to the terms of the LC Agreement) in an aggregate principal amount at any one time not to exceed five million ($5,000,000) dollars (the “Commitment”).  The LC Agreement replaces stand alone letters of credit issued in connection with the Company’s risk management program and, to a lesser extent, governmental specialty pharmacy programs.  The LC Agreement does not increase the Company’s current level of outstanding indebtedness.

As a condition to the issuance of any letter of credit, or any amendment to any letter of credit which increases the maximum amount available to be drawn under such letter of credit, the Company is required, prior to the issuance or amendment thereof, deposit in a cash collateral account, cash balances in an amount equal to the maximum amount available to be drawn under such letter of credit.  The terms of the cash collateral account are governed by a Cash Collateral Agreement, dated July 8, 2009, made by the Company in favor of the Lender.  Under the terms of the Cash Collateral Agreement, the Lender was granted a security interest in and lien upon the cash collateral account, all sums from time to time in the cash collateral account, time deposits into which funds in the cash collateral account are invested, if any, and in any and all proceeds of any thereof.

The Company will pay to the Lender an annual letter of credit fee equal to 2.00% of the daily maximum amount available to be drawn under any such letter of credit (whether or not such maximum amount is then in effect under such letter of credit) and a quarterly commitment fee equal to 0.50%) times the actual daily amount by which the Commitment exceeds the aggregate maximum amount available to be drawn under all letters of credit.

Copies of the Letter of Credit Agreement and the Cash Collateral Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures in Item 1.01 are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(c)  Exhibits.                  The following information is furnished as exhibits to this Current Report:

Exhibit No.                     Description of Exhibit

10.1                                 Letter of Credit Agreement dated July 8, 2009

10.2                         Cash Collateral Agreement dated July 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: July 9, 2009		BIOSCRIP, INC
	By:	Barry A. Posner
Barry A. Posner, Executive Vice President

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